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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): MARCH 8, 2005
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                                 SMARTPROS LTD.
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             (Exact name of Registrant as specified in its charter)


            Delaware                      001-32300            13-4100476
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(State or other jurisdiction of         (Commission           (IRS Employer
         incorporation)                 File Number)        Identification No.)


              12 Skyline Drive
             Hawthorne, New York                                   10532
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   (Address Of Principal Executive Office)                       (Zip Code)

        Registrant's telephone number, including area code (914) 345-2620
                                                           --------------




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.05: AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A
           PROVISION OF THE CODE OF ETHICS.

         On March 8, 2005, we adopted a new code of ethics applicable to all of our employees superseding and replacing the code of ethics in effect at that time which applied solely to our CEO, CFO and all financial managers. A copy of the new code of ethics is attached hereto as Exhibit 14.1.

ITEM 9.01: FINANCIAL STATEMENTS AND EXHIBITS

    (c) EXHIBITS.

           EXHIBIT NO.         DESCRIPTION
           -----------         -----------
              14.1             Code of ethics: Standards of Business Conduct.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           SmartPros Ltd.

Dated:   March 14, 2005                    By: /s/ ALLEN S. GREENE
                                               ---------------------------------
                                               Allen S. Greene,
                                               Chief Executive Officer





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